Exhibit 10.26

In Seville, on March 20 , 2025 GATHERED On the one hand, NGE SPAIN SOLIA RENEWABLES SL , a Spanish company with registered office in Seville, at Calle Virgen de Luján nº 50 , bloque 2 , bajo b, 41 . 011 Seville (Seville) and Tax ID Number : B - 90346198 , duly represented by its attorney, Ms . Mª Carmen Mora Góngora, with ID number 79 . 203 . 4578 - Z – hereinafter the " Assignor . " And on the other hand, BLACKBERRY AIF S . L . , a Spanish company with registered office in Seville, at Calle Virgen de Luján nº 50 , bloque 2 , bajo B, 41 . 011 Seville, and Tax ID number B - 55434377 , duly represented in this act by its sole administrator, Mr . José Antonio Mora Góngora, with ID number 79 . 203 . 459 - S - hereinafter referred to as the " Transferee . " The parties, each in their respective capacities, mutually and reciprocally acknowledge sufficient legal capacity to be bound by this document and : DECLARE I . - That the Assignor , is the owner of the rights arising from the lease agreement signed between the Assignor and the PÉREZ PÉREZ - GIMÉNEZ siblings (Ms . Antonia, Mr . Fernando, Mr . Francisco José, and Mr . Ricardo Jesús), in their capacity as lessors, dated July 18 , 2024 , and addendum dated March 19 , 2025 , and that its purpose is the use and exploitation of an area corresponding to 124 . 3986 hectares of the property described below, of the easements of electrical and aqueduct routes that may be necessary for the installation and subsequent exploitation, maintenance, and operation of a data center and a solar photovoltaic installation on the following property : ADDRESS . - POLÍGONO 14 PARCELA 38 CÓRDOBA REGISTRATION . - Volume : 1 , 996 Book : 269 Folio 217 Property no . 16 , 447 , Córdoba Property Registry . TITLE . - Francisco Pérez Pérez - Giménez 16 . 6667 % of the full ownership with exclusive rights . Ricardo Jesús Pérez Pérez - Giménez 50 % of the full ownership with exclusive rights . Antonia Pérez Pérez - Giménez 16 . 666667 % of the full ownership with exclusive rights and Fernando Pérez Pérez - Giménez 1 / 6 of the full ownership with exclusive rights . ENCUMBRANCES, LEASEHOLD STATUS, AND OTHER LIENS : Those mentioned . in the simple registry note dated January 10 , 2024 . CADASTRE REFERENCE : 14900 A 014000380000 FS Attached to this contract, as a SINGLE ANNEX, forming an integral part thereof, is the contract of lease, at hereinafter referred to as the " 1 / 3

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Lease Agreement . " II . - That the Assignee is a company dedicated to the industrial sector, interested in the development of data centers with solar photovoltaic installations in Spain, having signed for this purpose on December 3 , 2024 , with the company NGE SPAIN SOLIA RENEWABLES S . L . , a service agreement for the development of this type of facility in Spain — hereinafter the “Development Agreement . ” III . - That the Development Agreement provides, among other milestones, for the assignment of the lease agreements signed by the Assignor on the properties where the data center and the solar photovoltaic installation will be located in favor of the Assignee . IV . - That both parties have agreed and consented to the transfer of the rights of the Lease Agreement described in the first recital, which is hereby effected subject to the following : STIPULATIONS First . - The purpose of this agreement is the transfer to the Assignee of the Lease Agreement for the use and exploitation of an area of 124 . 3986 hectares, of the easements of electrical and aqueduct routes that may be necessary for the installation and subsequent operation, maintenance, and operation of a data center together with a photovoltaic park on the property described in the first recital, with all the rights and obligations inherent thereto, thereby assuming the position previously held by the Assignor . Second . - The Transferor assumes the obligation to notify the transfer of the rights arising from the Lease Agreement to the lessor . Notwithstanding the foregoing, and given that the lease agreement expressly allows for its assignment without subjecting the effectiveness of such assignment to any authorization by the lessor, by signing this agreement , all rights and obligations arising from the Lease Agreement are hereby assigned , and the Assignor is hereby fully released from any rights and obligations in relation thereto . Third . - The parties undertake to have this assignment agreement notarized at the request of either party so that, in due course, it may be registered in the corresponding Property Registry, either party being able to compel the other to comply with this clause, with both the notary fees and the registration fees being borne by the Assignee . Fourth . - For the resolution of any issues that may arise in connection with this contract, both parties shall submit to Spanish jurisdiction . Likewise, they shall attempt in good faith to promptly resolve any dispute arising from or related to this Agreement through negotiation between the legal representatives of the Parties, including disputes related to the existence, validity, and termination of this Agreement . 2 / 3

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3 / 3 If a dispute is not resolved in accordance with the preceding paragraph within ten (10) business days from the start of the dispute, then, at the option of either Party, the dispute shall be resolved before the Courts and Tribunals of Seville (Capital) . Having read this document, the parties agree to its form and content, and in witness whereof and in obligation of compliance, they sign and initial it in duplicate for a single purpose in the place and on the date indicated at the beginning . The Assignor : Signed by MORA GONGORA MARIA DEL CARMEN - ***0345** on 03/25/2025 with a certificate issued by AC FNMT Users NGE SPAIN SOLIA RENEWABLES SL Duly represented by Ms. Mª CARMEN MORA GÓNGORA The Assignee : Signed by ***0345** JOSE ANTONIO MORA (R: ****3437*) on March 25, 2025, with a certificate issued by AC BLACKBERRY AIF SL. Duly represented by Mr. JOSÉ ANTONIO MORA GÓNGORA

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